ForeInvestors Choice Variable Annuity

Supplement dated February 7, 2023 to your Prospectus dated May 2, 2022

Putnam VT Multi-Asset Absolute Return Fund

At a meeting on January 27, 2023, the Putnam Variable Trust Board of Trustees approved a plan to liquidate the Putnam VT Multi-Asset Absolute Return Fund (the “Fund”). The liquidation is expected to occur on or about April 21, 2023 (the “Liquidation Date”). The Fund will be closed to new monies effective April 20, 2023.

Until April 20, 2023

•	Premium Payments. You may continue to allocate new Premium Payments to the Fund, including allocations via InvestEase, until April 20, 2023. If any portion of your future Premium Payments is allocated to the Fund’s Sub-Account after April 20, 2023, you must redirect that allocation to another Sub-Account available under your Contract, subject to applicable Investment Restrictions.

•	Sub-Account Transfers. You may continue to make Sub-Account transfers to the Fund, including transfers via any of the Dollar Cost Averaging programs or Asset Rebalancing, until April 20, 2023.

On or about April 21, 2023

•	Contract Value. If any of your Contract Value is invested in the Fund’s Sub-Account, the Contract Value will automatically be transferred into the Invesco V.I. Government Money Market Fund Sub-Account. You may transfer any Contract Value in the Fund’s Sub-Account to other investment options currently available under your Contract prior to the Liquidation Date, subject to applicable Investment Restrictions.

•	Enrollments. If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that include transfers of Contract Value in or out of the Fund’s Sub-Account, your enrollment will automatically be updated to reflect the Invesco V.I. Government Money Market Fund Sub-Account.

•	Investment Restrictions. Investment Restrictions, if applicable, may require you to remain invested in the Fund’s Sub-Account before the liquidation and in the Invesco V.I. Government Money Market Fund Sub-Account after the liquidation. Current Investment Restrictions are listed in Appendix C of the Prospectus.

•	Sub-Account Transfer Rule. The transfer of your Contract Value from the Fund’s Sub- Account as a result of the liquidation will not be counted against any limitation on the number of transfers that may be performed. During the 60 days after the Liquidation Date, you will be allowed one Sub-Account transfer from the Invesco V.I. Government Money Market Fund Sub-Account that will not count as a transfer toward the limitation of allowable transfers per contract year.

Upon completion of the liquidation, all information and references to the Fund are deleted from your prospectus.

This Supplement should be retained for future reference.

FIC020723-FL